Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

[            ], 2009

Solar Semiconductor Corporation (formerly named Trans-India Acquisition Corporation)

1292 Kifer Road, Suite 808

Sunnyvale, California 94086 USA

Ladies and Gentlemen:

Reference is made to that certain Share Exchange Agreement (the “Exchange Agreement”), dated October [_], 2008 by and among Trans-India Acquisition Corporation, a Delaware corporation (the “Company”), Solar Semiconductor Ltd., a Cayman Islands company (“SSL”), Solar Semiconductor Private Limited, a company formed under the laws of the Republic of India, Solar Semiconductor, Inc., a California corporation, the individuals listed on Schedules A and B, as amended, to the Exchange Agreement (each a “Stockholder” and collectively the “Stockholders”) and Venkata Kode, as the Stockholders’ Representative, pursuant to which the Company will acquire at least 80% of the outstanding capital stock of SSL (the “Acquisition”). Capitalized terms used in this lock-up agreement (this “Agreement”) and not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement.

In order to induce the Company to enter into the Exchange Agreement and to consummate the transactions contemplated therein, the undersigned agreed to enter into this Agreement and hereby agrees not to, without the prior written consent of the Company, directly or indirectly, offer, sell, contract to sell, or otherwise dispose of, any equity or debt securities of the Company including, without limitation, any shares of the Company’s common stock (collectively, the “Company Securities”) that are beneficially owned by the undersigned as of the applicable Closing in which the undersigned receives shares of the Company’s capital stock in the Acquisition, or file any registration statement with respect to any of the foregoing, or enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of shares of Company Securities, whether any such swap or transaction is to be settled by delivery of Company Securities or other securities, in cash or otherwise, from and including the effective date of the Acquisition until twelve (12) months after the Closing Date, provided that the Company may release an aggregate of up to 5,000,000 shares of Company common stock issued to the Stockholders from this and all similar lock-up agreements entered into in connection with Acquisition prior to such time at any time following six (6) months after the Closing Date (the “Restriction Period”); provided that nothing herein shall prohibit the undersigned from (a) acquiring any Company Securities directly from the Company; (b) surrendering any Company Securities pursuant to the terms of a merger or consolidation approved by the Board of Directors of the Company and a majority of the stockholders of the Company, or (c) tendering any Company Securities pursuant to a tender offer made in compliance with Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and approved by the board of

__________, 2009

directors of the Company. Notwithstanding anything contained herein to the contrary, the undersigned may, without the prior written consent of the Company, transfer any Company Securities (y) as a bona fide gift or gifts, or (z) to the undersigned’s equity holders; providing that the undersigned provides prior written notice of such transfer to the Company and the transferee(s) thereof agree(s) in writing to be bound by the restrictions set forth herein.

By signing and returning this Agreement, the undersigned (a) further represents and agrees that the undersigned has full power and authority to enter into this Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with this Agreement and its enforcement; and (b) understands that this Agreement is irrevocable by the undersigned, all authority herein conferred by the undersigned or agreed to be conferred by the undersigned shall be binding on the undersigned and the undersigned’s successors and assigns.

[Remainder of Page Intentionally Left Blank]

__________, 2009

Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of the Company Securities in violation of this Agreement.

(Stockholder name if an entity)

(Signature)

(Print Name)

(Print title if signing on behalf of an entity)

[Signature Page to Lock-Up Agreement]